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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________
                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 13, 1999
                                                 -------------------------------



                              E*TRADE Group, Inc.
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              (Exact name of registrant as specified in charter)



         Delaware                     1-11921                  94-2844166
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)            Identification No.)



  4500 Bohannon Drive, Menlo Park, California                      94025
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (650) 331-6000
                                                  ------------------------------



      Four Embarcadero Place, 2400 Geng Road, Palo Alto, California 94303
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        (Former name or former address, if changed since last report.)
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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

          On July 12, 1999, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with TIR (Holdings) Limited, a Cayman Islands company ("TIR"), pursuant to which E*TRADE has agreed to acquire all of the outstanding ordinary shares of TIR in exchange for an aggregate of approximately $122,372,500 of E*TRADE common stock and TIR will become a wholly owned subsidiary of E*TRADE. The amount of such consideration was determined based on arm's-length negotiations between E*TRADE and TIR. The purpose of the acquisition is to build E*TRADE's infrastructure by providing the first global cross-border trading network for online investors and making trading in foreign securities accessible to retail, corporate and institutional investors alike. The acquisition is subject to the satisfaction of certain conditions and is intended to be accounted for as a pooling of interests.

          On July 13, 1999, the Registrant issued a press release announcing the agreement to acquire TIR (Holdings) Limited, a copy of which is filed herewith as Exhibit 99.1.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than September 27, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.
          -------------------------------

          The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than September 27, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

     (c)  Exhibits.   The following document is filed as an exhibit to this
          --------
report:

          99.1 Press Release, dated July 13, 1999, issued by E*TRADE Group, Inc. announcing the agreement to acquire TIR (Holdings) Limited.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   E*TRADE Group, Inc.
                                   (Registrant)


Date: July 27, 1999                By: /s/ Thomas A. Bevilacqua
                                      --------------------------------------
                                      Thomas A. Bevilacqua
                                      Executive Vice President and General
                                      Counsel

                                       3
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                                EXHIBITS INDEX
                                --------------


          Exhibit     Description
          -------     -----------

          99.1 Press Release, dated July 13, 1999, issued by E*TRADE Group, Inc. announcing the agreement to acquire TIR (Holdings) Limited.